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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A-2, into the Company's previously filed Registration Statement File No. 33-43716, No. 33-71920, 33-85776, No. 33-
67244, No. 33-69096, No. 33-74320, No. 333-02888 and No. 333-20321.

                                          Arthur Andersen LLP

Philadelphia, Pa.,
April 2, 1997